JNF MONEY MARKET PORTFOLIO

(a series of Northern Lights Variable Trust)

Supplement dated March 7, 2012 to

the Prospectus dated May 1, 2011

The Board of Trustees of Northern Lights Variable Trust (the “Trust”) has concluded with respect to the JNF Money Market Portfolio (the “Portfolio”), a separate series of the Trust, that it is in the best interests of the Portfolio and its shareholders that the Portfolio cease operations and liquidate its assets.  Thus, effective on May 1, 2012, the Portfolio will be closed to new investors and existing investors will not be permitted to make any additional investments.

Subject to approval by the Board of Trustees of the Trust of a Plan of Liquidation and Dissolution for the Portfolio, it is expected that the Portfolio will be liquidated on or about May 15, 2012 (the “Liquidation Date”). The Liquidation Date may be changed without notice.

This Supplement and the existing Prospectus dated May 1, 2011 provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2011 have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Portfolio at 1-866-667-0564.